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                                                                      EXHIBIT 10





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) of Anchor National Life Insurance Company of our report dated November 9,
1998, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated January 27, 1998, relating to the financial statements of Variable Separate Account (Portion Relating to the POLARIS Variable Annuity), which appear in such Prospectus and Statement of Additional Information, respectively. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
January 22, 1999